UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2014

MEADOWBROOK INSURANCE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	1-14094	38-2626206
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26255 American Drive Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 358-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On December 30, 2014, Meadowbrook Insurance Group, Inc. (the “Company”), issued a joint press release with Fosun International Limited (“Fosun”), announcing that the Company, Miracle Nova II (US), LLC, a Delaware limited liability company, a wholly-owned subsidiary of Fosun (“Parent”) and Miracle Nova III (US), Inc., a Delaware corporation and a wholly-owned subsidiary of Parent had entered into an Agreement and Plan of Merger (the “Merger Agreement”). A copy of the joint press release is attached hereto as Exhibit 99.1.

* * * * * * *

Important Additional Information

This communication is being made in respect of the proposed merger transaction involving the Company and Parent. The proposed merger will be submitted to the shareholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website via the investor relations section of our website at www.meadowbrook.com or www.investorcalendar.com under the heading “Documents and Filings”. Shareholders of the Company may also obtain a free copy of the definitive proxy statement by contacting the Company’s Investor Relations Contact, Karen Spaun, at (248) 204-8178.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 14, 2014, its annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on March 5, 2014, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the shareholders of the Company and a description of their direct and indirect interests, by share holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(a)-(c) Not applicable

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated December 30, 2014, issued by the Company and Fosun

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2014		MEADOWBROOK INSURANCE GROUP, INC. (Registrant)

	By:	/s/ Karen Spaun
Karen Spaun

EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release, dated December 30, 2014, issued by the Company and Fosun